Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
Subsequent events

During February 2015, the Venezuelan government announced the unification of SICAD and SICAD II into a sole foreign exchange mechanism called SICAD, an auction system controlled by Venezuelan government with an initial exchange rate of 12 VEF per US dollars. Furthermore, on February 10, 2015, the Exchange Agreement N°33 established a new open market foreign exchange system called SIMADI (Sistema Marginal de Divisas), with a free-floating exchange rate. The SIMADI’s initial exchange rate published was 170 VEF per US dollars.

There are still uncertainties about the liquidity of the foreign exchange systems recently announced and the Company’s access to U.S. dollars through these mechanisms. The Company will reassess the exchange rate used for remeasurement purposes at the date of the 2015 first quarter financial statements based on any new available information. At December 31, 2014 the Company’s local currency denominated net monetary asset position, which would be subject to remeasurement in the event of further currency exchange rate changes, was $14.6 million (including $18.9 million of cash and cash equivalents). Venezuela’s non-monetary assets were $73.5 million at December 31, 2014 and included approximately $63.0 million of fixed assets could be subject to impairment in case of further devaluations.